UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 28, 2006
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                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


         Delaware                    0-26272                    59-2705336
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(State or other jurisdiction       (Commission                 IRS Employer
     of incorporation)             File Number)              Identification No.)


2050 Diplomat Drive                Dallas, TX                     75234
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(Address of principal executive offices)                          (Zip Code)


Company's telephone number, including area code      (972) 241-4080
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Directors or Principal Officers; election of Directors; Appointment of Principal Officers.

On March 28, 2006, the Board of Directors (the "Board") of Natural Health Trends Corp. (the "Company") and Robert H. Hesse mutually agreed that Mr. Hesse has completed his assignment as the Interim Chief Executive Officer of the Company, effective immediately. Mr. Hesse will continue to serve the Company as a member of its Board of Directors.

In addition, as of March 28, 2006, the Board promoted Curtis Broome from President-Greater China and Southeast Asia to the position of President of NHTGlobal. Mr. Broome will also serve as the Company's principal executive officer on an interim basis. The Search Committee of the Board of Directors continues to conduct an active search for a chief executive officer.

The Board also terminated the Office of the Chief Executive (which consisted of Mr. Hesse, Richard Johnson, the Company's President-Japan, and Chris Sharng, the Company's Executive Vice President and Chief Financial Officer) and formed an Executive Management Committee (the "EMC") that consists of Mr. Broome, Mr. Sharng, and John Cavanaugh, the President of the Company's MarketVision subsidiary. Terrence Morris, a member of the Company's Board of Directors, will have the right to attend all meetings of the EMC and will liase with the Board regarding matters addressed by the EMC. The EMC will manage the Company's day-to-day operations and will report directly to the Board. In the event that the Board determines that continued participation with the EMC would interfere with Mr. Morris' exercise of independent judgment in carrying out his responsibilities as a director, Mr. Morris may be asked to refrain from participating in EMC matters in order to preserve his status as an independent director on the Board. In addition to the other compensation paid to Mr. Morris as a member of the Board, the Board has approved a monthly payment of $4,000 to Mr. Morris as compensation for his Board duties related to the EMC.

Sir Brian Wolfson decided, for personal reasons, to resign as Chairman of the Board and will continue to serve on the Board as its Vice Chairman. In connection therewith, the Board appointed Randall A. Mason, a member of the Board since May 2003, as its Chairman.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATURAL HEALTH TRENDS CORP.


Date: April 3, 2006
                                       By: /s/ CURTIS BROOME
                                           ------------------------------------
                                           Name:  Curtis Broome
                                           Title: President of NHT Global
                                                  [principal executive officer]

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